SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 22, 1999


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                      1-13666                     59-3305930
 (State or other juris-      (Commission file number)          (IRS employer
diction of incorporation)                                    identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On June 22, 1999, the Registrant issued two news releases, (a) one announcing the election of a new board member and (b) the other reporting certain financial results for the fourth quarter of fiscal 1999.

Item 7.           Financial Statements and Exhibits.

                  (c)  Exhibits.

                       Exhibit
                       Number       Description

                       99.1 Press Release dated June 22, 1999, entitled "Dr. Hector de J. Ruiz Elected to Darden Restaurants Board"

                       99.2 Press Release dated June 22, 1999, entitled "Darden Reports Strong Increases in Annual and Fourth Quarter Earnings Per Diluted Share"



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 24, 1999                     DARDEN RESTAURANTS, INC.


                                          By: /s/ C.L. Whitehill
                                              ----------------------------------
                                              C.L. Whitehill
                                              Senior Vice President,
                                              General Counsel and Secretary



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

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

    99.1         Press Release dated June 22, 1999, entitled
                 "Dr. Hector de J. Ruiz Elected to Darden
                 Restaurants Board"                                         4

    99.2         Press Release dated June 22, 1999, entitled
                 "Darden Reports Strong Increases in Annual and
                 Fourth Quarter Earnings Per Diluted Share"                 6



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